Electronically Filed
5/6/2021 8:35 AM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Custodian
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of PAN GLOBAL, CORP., a Nevada Corporation [Nevada Entity No. E0205902010-1], (Petition of Custodian Ventures, LLC),	CASE NO.: A-20-816264-B DEPT NO.: XVI

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 5th day of May, 2021 the attached Order Barring Unasserted Claims and Terminating Custodianship was entered in the above-captioned case.

Dated this 6th day of May, 2021.

CHASEY LAW OFFICES

/s/ Peter Chasey
Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Custodian
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 6th day of May, 2021, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Former Officers and Directors
Pan Global, Corp.
123 W. Nye Lane, Suite 129
Carson City, NV 89706

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
05/05/2021 4:17 PM
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Custodian
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of PAN GLOBAL, CORP., a Nevada Corporation, [Nevada Entity No. E0205902010-1], (Petition of Custodian Ventures, LLC),	CASE NO.: A-20-816264-B DEPT NO.: XVI **ORDER BARRING UNASSERTED CLAIMS AND TERMINATING CUSTODIANSHIP**

This Court, having considered Custodian Ventures, LLC's (hereinafter "Custodian") Motion to Bar Unasserted Claims against PAN GLOBAL CORP. (hereinafter "PGLO") and Terminate the Custodianship of PGLO, proper notice having been given, good cause appearing, this Court finds and orders as follows:

IT IS HEREBY FOUND that on July 16, 2020, this Court appointed Custodian to reinstate and rehabilitate PGLO,

IT IS FURTHER FOUND that on August 6, 2020, Custodian made all filings with the Nevada Secretary of State as required by NRS 78.347 to reinstate PGLO,

IT IS FURTHER FOUND, that on February 8, 2021, pursuant to NRS 78.347(1)(b), NRS 78.635, and NRS 78.675, the Custodian filed and served Notice of Entry of Order Requiring Written Proofs of Claim,

///

IT IS FURTHER FOUND, that pursuant to this Court's Order Requiring Written Proofs of Claim, all claimants and creditors of PGLO had thirty (30) days from Notice of Entry of such order within which to submit proof of claim to the Custodian of PGLO,

IT IS FURTHER FOUND that pursuant to NRS 78.675, the Custodian published Notice of Entry of the Order Requiring Written Proofs of Claim against PGLO for four (4) weeks in the Nevada Legal News as ordered by this Court,

IT IS FURTHER FOUND that the Custodian received no claims against PGLO,

THEREFORE, IT IS HEREBY ORDERED, pursuant to NRS 78.347(1)(b), NRS 78.635, and NRS 78.675, that all claimants and creditors of PGLO are barred from presenting unasserted claims and debt to PGLO which arose on or before the date of this Order, and

IT IS FURTHER ORDERED that the actions taken by Custodian on behalf of PGLO are approved,

IT IS FURTHER ORDERED that Custodian is hereby discharged as Custodian of PGLO, and

IT IS FURTHER ORDERED that the Custodianship of PGLO is hereby terminated.

IT IS SO ORDERED.

Dated this _____ day of May, 2021.

Dated this 5th day of May, 2021

DISTRICT COURT JUDGE

ZJ

D9B 67D E7CF 019A
Timothy C. Williams
District Court Judge

Respectfully Submitted by:
CHASEY LAW OFFICES

Peter L. Chasey

Peter L. Chasey, Esq.
Nevada Bar No. 007650
Attorney for Custodian
CUSTODIAN VENTURES LLC

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Custodian Ventures, LLC, Plaintiff(s) vs. Pan Global, Corp, Defendant(s)	CASE NO: A-20-816264-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 5/5/2021

Peter Chasey peter@chaseylaw.com